UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2014

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in the stockholder memorandum described in Item 7.01 of this Current Report on Form 8-K and furnished as Exhibit 99.1 hereto, Nicholas S. Schorsch, the Chairman and Chief Executive Officer of American Realty Capital Properties, Inc. (the “Company”), David S. Kay, the Company’s President, and Brian S. Block, the Company’s Chief Financial Officer, Treasurer, Secretary and Executive Vice President, have agreed to accept all of their 2014 compensation (other than their respective base salaries) in the form of the Company’s common stock, par value $0.01 per share. The Company’s board of directors approved such change in Messrs. Schorsch’s, Kay’s and Block’s 2014 compensation package.

Item 7.01. Regulation FD Disclosure.

Stockholder Memorandum Relating to Corporate Governance

On July 28, 2014, the Company issued a stockholder memorandum from Nicholas S. Schorsch, its Chairman and Chief Executive Officer, containing a message relating to corporate governance matters.

A copy of the foregoing stockholder memorandum is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such stockholder memorandum shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when certain governance changes will be consummated, the Company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the Company’s inability to implement its proposed corporate governance changes in a timely manner and realize the benefits therefrom; changes in governance standards established by certain governance agencies; the impact of current and future regulation; changes in general economic or market conditions; and other factors included in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), particularly in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, each as filed with the SEC, as such Risk Factors may be updated from time to time in subsequent reports. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Stockholder Memorandum dated July 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

July 28, 2014	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors